SECURITIES AND EXCHANGE COMMISSION
			   WASHINGTON, D.C. 20549
		     _________________________________

				 FORM 8-K/A
			       Amendment No. 1

			      Current Report
		   Pursuant to Section 13 or 15(d) of the
		       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 19, 2002
						    --------------

		     TRANSPORTATION LOGISTICS INT'L, INC.
	   ----------------------------------------------------
	  (Exact name of Registrant as Specified in its Charter)


	Colorado                  0-25319               84-1191355
------------------------------   ---------           --------------------
(State of Incorporation)         (Commission File    (IRS Employer
				  Number)             Identification No.)


		   136 Freeway Drive, East Orange, NJ 07018
		   ----------------------------------------
		   (Address of principal executive offices)

			      (973) 266-7020
			-----------------------------
			Registrant's Telephone Number


Amendment No. 1

     This amendment is being filed to include the Pro Forma Financial
Statements

Item 5.  Sale of Transportation Logistics Int'l (UK) Ltd.

     On April 19, 2002 the Registrant sold all of the capital stock of its subsidiary, Transportation Logistics Int'l (UK) Ltd. ("TLI/UK"). The purchasers were James Thorpe, David Paul Parsons, Lisa Marie Thorpe and Valerie Ann Usher. Messrs. Thorpe and Parsons and Ms. Thorpe had transferred TLI/UK to the Registrant in 1999 in exchange for shares of the Registrant's common stock. Messrs. Thorpe and Parsons and Ms. Usher are employees of TLI/UK. In addition, Mr. Thorpe had been a member of the Board of Directors and President of the Registrant from 1999 until April 19, 2002, when his resignation from those positions became effective.

     The purchase price given by the purchasers consisted of (a) $35,000 to be paid between November 2002 and April 2003 and (b) 940,867 shares of the Registrant's common stock, which were surrendered by Mr. Thorpe. The purchase price was determined to be the fair market value of TLI/UK by negotiations between the Registrant and the purchasers. In addition, the parties exchanged general releases of claims and liabilities.

     As part of the transaction, TLI/UK and the purchasers agreed that if within the next two years they participate in the Translogistics Network or in any similar cooperative global network of logistics providers, then 50% of the profits they derive from the network during the next five years will be paid to the Registrant.

				EXHIBITS

Pro Forma Financial Statements


			       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				TRANSPORTATION LOGISTICS INT'L, INC.

Dated: July 1, 2002             By:/s/ Michael Margolies
				------------------------
				Michael Margolies
				Chief Executive Officer




	  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *


EXHIBIT - Pro Forma Financial Statements


	      Transportation Logistics Int'l Inc. and Subsidiaries
		     Unaudited Proforma Combined Balance Sheet
				 March 31, 2002



			       March 31, 2002      Proforma      March 31, 2002
				  Actual          Adjustments       Proforma
			       ------------------------------------------------
Assets
Current Assets
 Cash and equivalents           $         -       $       -     $         -
 Accounts receivable, net of
  allowance for doubtful
  accounts                        1,278,221                       1,278,221
 Note receivable                                     35,000 (1)      34,999
 Prepaid expenses                    46,087               -          46,087
				  -----------------------------------------
 Total Current Assets             1,324,308          35,000       1,359,308
				  -----------------------------------------
Property and equipment, net of
 accumulated depreciation           304,194               -         304,194
				  -----------------------------------------
Goodwill and customer lists,
 net of accumulated amortization    102,711         (78,000)(1)      24,710
				  -----------------------------------------
Other Assets
  Security deposits                  61,500               -          61,500
  Other assets                      208,807               -         208,807
				  -----------------------------------------
 Total Other Assets                 270,307               -         270,307

Total Assets                    $ 2,001,520       $ (43,000)    $ 1,958,520
				  =========================================

Liabilities and Stockholders' Equity

Current Liabilities
 Accounts payable and accured
  expenses                      $   918,218       $       -     $   918,218
 Convertible debenture              200,000               -         200,000
 Note payable to bank               413,002               -         413,002
 Current maturities of long-term
  debt                              145,000               -         145,000
 Income taxes payable                 7,446               -           7,446
				 ------------------------------------------
 Total Current Liabilities        1,683,666               -       1,683,666
				 ------------------------------------------

Loan payable                        789,791               -         789,791
				 ------------------------------------------
 Total Liabilities                2,473,457               -       2,473,457
				 ------------------------------------------

Commitments and Contingencies             -               -               -

Stockholders' Equity
 Preferred stock, $.01 par value;
  5,000,000 shares authorized ,
  and 0 shares issued and
  outstanding                             -               -               -
 Common Stock, no par value;
  50,000,000 shares authorized,
  31,159,205 shares issued and
  outstanding                     3,007,892               -       3,007,892
 Additional paid-in capital -
  stock options                      36,748               -          36,748
 Retained earnings               (2,283,516)        (27,276) (1)          -
  Accumulated other comprehensive
  income (loss)                     (54,706)         50,137  (1)     (4,570)
 Less: treasury stock              (456,675)        (65,861) (1)   (522,537)
 Consulting services to be
  provided                         (721,680)              -        (721,680)
				  -----------------------------------------
 Total Stockholders' Equity        (471,937)        (43,000)       (514,937)
				  -----------------------------------------
 Total Liabilities and
  Stockholders' Equity           $2,001,520       $ (43,000)     $1,958,520
				  =========================================

(1) To record proceeds to be received from the Sale and record the elimination of certain assets and stockholder's equity accounts as a result of the sale.




	    Transportation Logistics Int'l Inc. and Subsidiaries
	    Unaudited Proforma Combined Statement of Operations
		      Three Months Ended March 31, 2002


			      Three Months                       Three Months
				 Ended         Proforma             Ended
			     March 31, 2001   Adjustments       March 31, 2002
				 Actual                            Proforma
			     -------------------------------------------------
Operating Revenues            $3,533,480      $(858,842)  (1)    $2,674,638
Direct Operating Expenses      2,496,468       (668,848)  (2)     1,827,620
			       --------------------------------------------
Gross Profit                   1,037,012       (189,994)            847,018

Operating Expenses
Selling, general and
 administrative                  848,174       (162,846)  (3)       685,328
Stock issued for consulting
 services                         24,920              -              24,920
Depreciation and amortization     58,272              -              58,272
				-------------------------------------------
Total Operating Expenses         931,366       (162,846)            768,520
				-------------------------------------------
Operating Income                 105,646        (27,148)             78,498

Other Income (Expense)
 Interest expense                (11,985)             -             (11,985)
				-------------------------------------------
Total Other Income (Expense)     (11,985)             -             (11,985)
				-------------------------------------------
Income Before Income Taxes        93,661        (27,148)             66,513

Provision (Benefit) for Income
 Taxes                                 -              -                   -
				-------------------------------------------
Income Before Minority Interest   93,661        (27,148)             66,513

Minority Interest                (35,280)             -             (35,280)
				-------------------------------------------
Net Income                    $   58,381      $ (27,148)         $   31,233
				===========================================

Earnings Per Share
 Income from continuing
  operations                  $        -      $       -          $        -
				-------------------------------------------
 Basic and diluted earnings
  per share                   $        -      $       -          $        -
				===========================================
Weighted Average Number of
 Common Shares Outstanding
 Basic                         25,412,881      25,412,881        25,412,881
 Diluted                       25,412,881      25,412,881        25,412,881




(1) To reflect the decrease in operating revenue resulting from the disposition on TLI, UK net sales in the quarter ended March 31, 2002.

(2) To reflect the decrease in direct operating expenses asociated with the elimination of TLI, UK's operating revenue in adjustment (1).

(3) To reflect the reduction in selling, general and administrative expenses resulting from the disposition of TLI, UK.




	   Transportation Logistics Int'l Inc. and Subsidiaries
	    Unaudited Proforma Combined Statement of Operations
		   For the Year Ended December 31, 2001



			    For the Year Ended              For the Year Ended
			    December 31, 2001    Proforma    December 31, 2001
				 Actual         Adjustments      Proforma
			    ---------------------------------------------------
Operating Revenues           $10,368,968      $(2,289,505) (1)   $8,079,463
Direct Operating Expenses      8,031,619       (1,732,132) (2)    6,299,487
			      ---------------------------------------------
Gross Profit                   2,337,349         (557,373)        1,779,976
			      ---------------------------------------------
Operating Expenses
 Selling, general and
  administrative               2,666,749         (484,571) (3)    2,182,178
 Depreciation and amortization   254,484                -           254,484
 Stock issued for consulting
  services                       446,775                -           446,775
 Provisions for impairment to
  assets                         802,674                -           802,674
			       --------------------------------------------
Total Operating Expenses       4,170,682         (484,571)        3,686,111
			       --------------------------------------------
Operating Loss                (1,833,333)         (72,802)       (1,906,135)

Other Income (Expense)
 Interest income                   5,678                -             5,678
 Interest expense                (59,152)               -           (59,152)
			       --------------------------------------------
Total Other Income (Expense)     (53,474)               -           (53,474)

Loss Before Income Taxes      (1,886,807)         (72,802)       (1,959,609)

Benefit (Provision) for
 Income Taxes                          -                -                 -
			       --------------------------------------------
Net Loss                     $(1,886,807)     $   (72,802)      $(1,959,609)
			       ============================================

Earning (Loss) Per Share
 Loss from continuing
  operations                 $     (0.09)     $         -       $     (0.09)
			       --------------------------------------------
 Basic and diluted earnings
  per share                  $     (0.09)     $         -       $     (0.09)
			       ============================================
Weighted Average Number of
 Common Shares Outstanding
  Basic                        21,624,816      21,624,816        21,624,816
  Diluted                      21,624,816      21,624,816        21,624,816


(1) To reflect the decrease in operating revenue resulting from the disposition on TLI, UK net sales in the quarter ended March 31, 2002.

(2) To reflect the decrease in direct operating expenses asociated with the elimination of TLI, UK's operating revenue in adjustment (1).

(3) To reflect the reduction in selling, general and administrative expenses resulting from the disposition of TLI, UK.